                                                                    Exhibit 99.2
                                      NEWS

[ONEOK LOGO]                               [NORTHERN BORDER PARTNERS, L.P. LOGO]
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Analyst Contact: Dan Harrison                    Analyst Contact: Ellen Konsdorf
918-588-7950                                     877-208-7318
Media Contact; Megan Washbourne                  Media Contact: Beth Jensen
918-588-7572                                     402-492-3400


                       ONEOK AND NORTHERN BORDER PARTNERS
                           FIRST-QUARTER 2006 EARNINGS
                      CONFERENCE CALL AND WEBCAST SCHEDULED

      TULSA, Okla. - April 13, 2006 -- ONEOK, Inc. (NYSE:OKE) and Northern Border Partners, L.P. (NYSE: NBP) will release their first-quarter 2006 earnings on May 2, 2006.

      A joint conference call will be held the following day on May 3, 2006, at 11 a.m. Eastern Daylight Time (10 a.m. Central Daylight Time). The call will also be carried live on ONEOK's and Northern Border Partners' Web sites.

      ONEOK's and Northern Border Partners' senior management teams will participate in the call and webcast.

      WHAT: ONEOK, Inc.'s and Northern Border Partners, L.P.'s first-quarter 2006 earnings conference call and webcast

      WHEN:       11 a.m. Eastern, May 3, 2006
                  10 a.m. Central

      WHERE:      1) Phone conference call 866-836-4700, pass code 890050
                  2) Log on to the Web at www.oneok.com
                  3) Log on to the Web at www.northernborderpartners.com

      If you are unable to participate in the conference call or the webcast, the replay will be available on the ONEOK's Web site www.oneok.com and Northern Border Partners' Web site www.northernborderpartners.com for 30 days. A recording will be available by phone for seven days. The playback call may be accessed at 866-837-8032, pass code 890050.

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ONEOK, Inc. (NYSE: OKE) is a diversified energy company. We are the general partner and own 45.7 percent of Northern Border Partners, L.P. (NYSE:NBP), one of the largest publicly traded limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the
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ONEOK AND NORTHERN BORDER PARTNERS
FIRST-QUARTER 2006 EARNINGS
CONFERENCE CALL AND WEBCAST SCHEDULED

PAGE 2


nation's premier natural gas liquids (NGL) systems, connecting much of the natural gas and NGL supply in the mid-continent with key market centers. ONEOK is among the largest natural gas distributors in the United States, serving more than 2 million customers in Oklahoma, Kansas and Texas. Our energy services operation focuses primarily on marketing natural gas and related services throughout the U.S. ONEOK is a Fortune 500 company.

For information about ONEOK, Inc. visit the Web site: www.oneok.com.

Northern Border Partners, L.P. is a publicly traded partnership whose purpose is to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas gathering, processing, storage, interstate and intrastate natural gas pipeline assets and one of the nation's premier natural gas liquids (NGL) systems, connecting much of the natural gas and NGL supply in the mid-continent with key market centers. More information can be found at www.northernborderpartners.com

Some of the statements contained and incorporated in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Acts of 1995. The forward-looking statements relate to both ONEOK and Northern Border Partners, L.P. and apply to: anticipated financial performance, including anticipated operating income from the businesses ONEOK acquired on July 1, 2005, from Koch Industries, Inc. and affiliates, and the businesses to be acquired by Northern Border Partners from ONEOK in the transactions; management's plans and objectives for future operations; business prospects; outcome of regulatory and legal proceedings; market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.